Derivatives and Hedging Instruments Derivatives and Hedging Instruments - Summary of Effects of Derivatives on Cash Flow Hedging Relationships in Company's Statements of Income, Derivatives Not Designated as Hedging Instruments (Details) - Derivatives Not Designated as Hedging Instruments - Cash Flow Hedges - USD ($)
$ in Thousands
12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Other (expense) income | Foreign currency exchange contracts
Derivative [Line Items]
Net gain (loss) on derivative contracts	$ 1,755	$ 8,248	$ 0
Interest expense | Interest rate cap contracts
Derivative [Line Items]
Net gain (loss) on derivative contracts	2,026	0	0
Interest expense | Interest rate swap agreements
Derivative [Line Items]
Net gain (loss) on derivative contracts	$ 110	$ 144	$ 92